EXECUTION VERSION

EXCHANGE AGREEMENT
EXCHANGE AGREEMENT (this “Agreement”), dated as of March 6, 2013, and effective upon the effectiveness of the Partnership Agreement (as defined herein), among Artisan Partners Asset Management Inc., a Delaware corporation (“APAM”), and the LP Unitholders (as defined herein) from time to time party hereto.
WHEREAS, the parties hereto desire to provide for the exchange of LP Units for shares of Class A Common Stock or Convertible Preferred Stock, as the case may be, on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
SECTION 1.1    Definitions.
(a)    The following definitions shall for all purposes, unless otherwise clearly indicated to the contrary, apply to the terms used in this Agreement.
“Agreement” has the meaning set forth in the preamble hereto.
“APAM” has the meaning set forth in the preamble hereto.
“Capital Account Shortfall” means, with respect to any Holdings Common Unitholder, the extent, if any, to which the Holdings Common Unitholder has a Revaluation Capital Account that, as a percentage of the aggregate Revaluation Capital Account balances of all partners of Holdings, is less than the Percentage Interest represented by such LP Unitholder’s LP Units.
“Certificate of Incorporation” means the Restated Certificate of Incorporation of APAM, as the same may be may be amended, restated, supplemented and/or otherwise modified from time to time.
“Class B Common Unit” has the meaning given to such term in the Partnership Agreement. For the avoidance of doubt, “Class B Common Unit” includes each unvested Class B Common Unit.
“Conversion Rate” means, for each Preferred Unit, a number of shares of Class A Common Stock calculated at the close of business on the relevant Date of Exchange equal to the excess, if any, of (i) one (1) over (ii) a fraction equal to (A) the Cumulative Excess Distributions Per Preferred Unit divided by (B) the Average Daily VWAP as of the Date of Exchange; provided that for purposes of Section 2.1(b), the denominator of the fraction in the Conversion Rate will be the per share consideration to be received by holders of Class A Common Stock in such Change in Control.
“Date of Exchange” means (i) with respect to an Exchange in connection with a Quarterly Exchange Date, the Quarterly Exchange Date; (ii) with respect to an Exchange in connection with a Share Repurchase pursuant to Section 2.1(a), the date of the consummation of the Share Repurchase; (iii) with respect to any other Exchange pursuant to Section 2.1(a), the date of receipt of the respective Exchange

Notice by APAM, and (iv) with respect to an Exchange pursuant to Section 2.1(b), the date of the consummation of the Change in Control.
“Exchange” means an exchange of LP Units for shares of Class A Common Stock or Convertible Preferred Stock pursuant to Section 2.1(a) or (b) and, when used as a verb, to make any such exchange.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exchange Notice” means a written election of exchange substantially in the form of Exhibit A.
“Holdings” means Artisan Partners Holdings LP, a limited partnership organized under the laws of the state of Delaware, and any successor thereto.
“Holdings Common Unitholder” means each holder of one or more Common Units that may from time to time be a party hereto.
“Holdings Preferred Unitholder” means each holder of one or more Preferred Units that may from time to time be a party hereto, other than APAM.
“IPO” means the initial public offering and sale of Class A Common Stock as contemplated by APAM’s Registration Statement on Form S-1 (File No. 333-184686).
“IPO Date” means the date of the closing of the IPO.
“LP Unitholder” means a holder of one or more LP Units that may from time to time be a party hereto.
“Partnership Agreement” means the Fourth Amended and Restated Limited Partnership Agreement of Holdings, dated on or about the date hereof, as such agreement may be amended, restated, supplemented and/or otherwise modified from time to time.
“Permitted Exchange Event” means any one of the following events, which has or is occurring, or is otherwise satisfied, as of the applicable Date of Exchange:
(i)    The Exchange is in connection with, and the Class A Common Stock received in the Exchange (or upon conversion of Convertible Preferred Stock received in the Exchange) is offered in, the first Underwritten Public Offering conducted in any calendar year pursuant to and as defined in the Registration Rights Agreement.
(ii)    The Exchange is made on any Quarterly Exchange Date, provided that the exchanging LP Unitholder shall have provided an Exchange Notice to APAM no later than the Quarterly Exchange Notice Date. Any such Exchange Notice shall be revocable by the LP Unitholder not less than 15 days prior to the applicable Quarterly Exchange Date, provided further that upon any such revocation, such LP Unitholder shall be prohibited from Exchanging any LP Units until the next succeeding Quarterly Exchange Date following the Quarterly Exchange Date in connection with which such revocation was made.
(iii)    The Exchange is in connection with the death, disability or mental incompetence of an LP Unitholder.

(iv)    The Exchange is part of one or more Exchanges by an LP Unitholder and any related persons (within the meaning of Section 267(b) or 707(b)(1) of the Code, and treating H&F Brewer AIV, L.P. and H&F Capital Associates V, L.P. as related persons for this purpose) during any 30 calendar day period representing in the aggregate more than 2% of all outstanding Partnership Units (excluding any Partnership Units held by APAM, so long as APAM is the general partner of Holdings and owns at least 10% of all outstanding Partnership Units at any point during the taxable year during which such Exchange or Exchanges occurs or occur).
(v)    The Exchange is of all of the LP Units held by (i) H&F Brewer AIV, L.P. and H&F Capital Associates V, L.P. in a single transaction or (ii) Artisan Investment Corporation in a single transaction.
(vi)    The Exchange is in connection with a Share Repurchase or Change in Control transaction; provided that any such Exchange pursuant to this clause (vi) shall be effective immediately prior to the consummation of the Share Repurchase or Change in Control (and, for the avoidance of doubt, shall not be effective if such Share Repurchase or Change in Control is not consummated).
(vii)    The Exchange is permitted by APAM, in the sole discretion of the Board, in connection with circumstances not described in clauses (i) through (vi) above, if APAM determines, after consultation with its outside legal counsel and tax advisor, that Holdings would not be treated as a “publicly traded partnership” under Section 7704 of the Code (or any successor or similar provision) as a result of such Exchange.
“Permitted Transferee” has the meaning set forth in Section 4.1.
“Pro-Rata Capital Account” means, in respect of each LP Unit, an amount that represents the same percentage of the aggregate Revaluation Capital Account balances of all partners of Holdings as the Percentage Interest represented by such LP Unit.
“Quarterly Exchange Date” means, for each fiscal quarter, the first business day occurring on or after the 30th day after the applicable Quarterly Exchange Notice Date.
“Quarterly Exchange Notice Date” means, for each fiscal quarter, the third business day after the day on which the Company releases its earnings for the prior fiscal period, beginning with the first such date that falls on or after the first anniversary of the IPO Date. Notwithstanding anything herein to the contrary, the board of directors of APAM, by a vote of at least two-thirds of the members then in office, may change the definition of Quarterly Exchange Notice Date with respect to any Quarterly Exchange Notice Date scheduled to occur in a calendar quarter subsequent to the then-current calendar quarter if (x) the revised definition provides for a Quarterly Exchange Notice Date occurring at least once in each calendar quarter, (y) the first Quarterly Exchange Notice Date pursuant to the revised definition will occur no less than 15 days from the date written notice of such change is sent to each LP Unitholder, and (z) the revised definition, together with the revised Quarterly Exchange Date resulting therefrom, do not materially adversely affect the ability of the LP Unitholders to exchange LP Units pursuant to this Agreement.
“Registration Rights Agreement” means the Resale and Registration Rights Agreement, dated on or about the date hereof, by and among APAM and the stockholders party thereto, as such agreement may be amended, restated, supplemented and/or otherwise modified from time to time.

“Securities Act” means the Securities Act of 1933, as amended.
“Stock” shall mean (i) in connection with the Exchange of a Common Unit for Class A Common Stock, Class A Common Stock; (ii) in connection with the Exchange of a Preferred Unit for Convertible Preferred Stock, Convertible Preferred Stock and (iii) in connection with the Exchange of a Preferred Unit for shares of Class A Common Stock, Class A Common Stock.
(b)    Each of the following terms has the meaning given to it in the Certificate of Incorporation: “Average Daily VWAP”; “Board”; “business day”; “Change in Control”; “Class A Common Stock”; “Class B Common Stock”; “Class C Common Stock”; “Convertible Preferred Stock”; “Cumulative Excess Distributions Per Preferred Unit”; “Partial Capital Event”; “Person”; “Share Repurchase”; “Subsidiary” and “Trading Day”.
(c)    Each of the following terms has the meaning given to it in the Partnership Agreement: “Revaluation Capital Account”; “Code”; “Common Unit”; “LP Unit”; “Partnership Units”; “Percentage Interest”; “Preference Termination Event” and “Preferred Unit”.
(d)    Each of the following terms has the meaning given to it in the Registration Rights Agreement: “Change in Tax Law Determination” and “Exchange Registration”.
SECTION 1.2    Interpretation.
In this Agreement and in the Exhibits hereto, except to the extent that the context otherwise requires:
(a)    the headings are for convenience of reference only and shall not affect the interpretation of this Agreement;
(b)    defined terms include the plural as well as the singular and vice versa;
(c)    words importing gender include all genders;
(d)    a reference to any statute or statutory provision shall be construed as a reference to the same as it may have been or may from time to time be amended, extended, re-enacted or consolidated and to all statutory instruments or orders made under it;
(e)    any reference to a “day” or a “business day” shall mean the whole of such day, being the period of 24 hours running from midnight to midnight;
(f)    references to Articles, Sections, subsections, clauses, Annexes and Exhibits are references to Articles, Sections, subsections and clauses of, and Annexes and Exhibits to, this Agreement;
(g)    the words “including” and “include” and other words of similar import shall be deemed to be followed by the phrase “without limitation”; and
(h)    unless otherwise specified, references to any party to this Agreement or any other document or agreement shall include its successors and permitted assigns.

ARTICLE II
SECTION 2.1    Exchange of LP Units.
(a)    General Rule. Following the first anniversary of the IPO Date, upon the terms and subject to the conditions of this Agreement, in connection with a Permitted Exchange Event:
(i)    each Holdings Common Unitholder may surrender Common Units (including unvested Class B Common Units held by such Holdings Common Unitholder) to APAM (together with an equal number of shares of Class B Common Stock or Class C Common Stock, as applicable, which shall be delivered to APAM for cancellation pursuant to the Certificate of Incorporation) in exchange for a number of shares of Class A Common Stock equal to the number of Common Units surrendered; and
(ii)    each Holdings Preferred Unitholder may surrender Preferred Units to APAM (together with an equal number of shares of Class C Common Stock, which shall be delivered to APAM for cancellation pursuant to the Certificate of Incorporation) (A) until the Preference Termination Event, in exchange for a number of shares of Convertible Preferred Stock equal to the number of Preferred Units surrendered or (B) in exchange for a number of shares of Class A Common Stock equal to the product of the number of Preferred Units surrendered multiplied by the Conversion Rate plus cash in lieu of any fractional share of Class A Common Stock (after aggregating all shares of Class A Common Stock that would otherwise be received by such holder);
in each case by delivering to APAM an Exchange Notice in respect of the LP Units to be Exchanged, duly executed by such holder or such holder’s duly authorized attorney, in each case delivered during normal business hours at the principal executive offices of APAM.
In the case of an Exchange in connection with a Share Repurchase, not less than 20 days prior to the date on which APAM anticipates commencing the Share Repurchase (or, if later, promptly after APAM discovers that the Share Repurchase will occur) a written notice shall be sent by or on behalf of APAM to the LP Unitholders as they appear in the records of APAM or given by electronic communication in compliance with the provisions of the General Corporation Law of the State of Delaware. Such notice shall state: (a) the date on which the Share Repurchase is anticipated to be effected; (b) the amount of cash, securities and other consideration payable per share of Class A Common Stock and/or Convertible Preferred Stock; (c) the instructions a holder must follow to Exchange LP Units in connection with such Share Repurchase; and (d) the date upon which the holders’ opportunity to elect to Exchange shall terminate, which shall be the close of business on the last full business day preceding the date fixed to consummate the Share Repurchase, except in the case of a tender offer, in which case the date shall be the same date on which the tender offer expires.
APAM shall use its best efforts to cause the then-acting registrar and transfer agent of the Stock to deliver the number of shares of Stock deliverable upon such Exchange (as specified in the relevant Exchange Notice), registered in the name of the relevant exchanging LP Unitholder (or in such other name as is requested in writing by the LP Unitholder, subject to the transfer restrictions set forth in the Registration Rights Agreement), in the case of an Exchange in connection with (i) a Quarterly Exchange Date, on the Quarterly Exchange Date, (ii)  a Share Repurchase, within one business day after the consummation of such Share Repurchase, (iii) any other Exchange pursuant to Section 2.1(a), (x) on the business day following the receipt of a properly completed Exchange Notice if such notice is received by APAM by 10:00 a.m. (ET) on the date of receipt, or (y) on the second business day following the receipt of a properly completed Exchange Notice if such notice is received by APAM after 10:00 a.m. (ET) on the date of receipt. To the extent the Stock is settled through the facilities of The Depository Trust Company, APAM will upon the written instruction of an exchanging LP Unitholder, use its reasonable best efforts to cause the then-acting registrar and transfer agent of the Stock to deliver the shares of Stock deliverable to such exchanging LP Unitholder through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging LP Unitholder.
In the case of an Exchange pursuant to this Section 2.1(a), LP Units will be deemed to have been exchanged immediately prior to the close of business on the Date of Exchange and the LP Unitholder will be treated as a holder of record of Class A Common Stock or Convertible Preferred Stock, as the case may be, as of the close of business on such Date of Exchange.
(b)    Mandatory Exchanges. Upon the occurrence of a Change in Control, APAM may require each LP Unitholder to Exchange all LP Units held by such LP Unitholder (together with an equal number of shares of Class B Common Stock or Class C Common Stock, as applicable, which shall be delivered to APAM for cancellation pursuant to the Certificate of Incorporation) for shares of Convertible Preferred Stock or Class A Common Stock, as applicable; provided that any such Exchange pursuant to this Section 2.1(b) shall be effective immediately prior to the consummation of the Change in Control (and, for the avoidance of doubt, shall not be effective if such Change of Control is not consummated). APAM shall use its reasonable best efforts to provide written notice of an expected Change in Control to all LP Unitholders not less than 30 days prior to the expected date of the Change in Control. Such notice shall include a statement by APAM as to whether it intends to require all LP Unitholders to Exchange all LP Units for shares of Stock in connection with the Change in Control.
(c)    Exchange Conditions. Notwithstanding anything to the contrary herein, a Holdings Common Unitholder may Exchange LP Units only to the extent such Holdings Common Unitholder’s Revaluation Capital Account at the time of the exchange represents at least the same percentage of the aggregate Revaluation Capital Account balances of all partners of Holdings as the Percentage Interest represented by such Common Units to be Exchanged. To the extent a Holdings Common Unitholder has a Capital Account Shortfall, such Holdings Common Unitholder may only Exchange the portion of its Common Units that represent the same (or less than the same) percentage of the aggregate LP Units as the percentage interest in the aggregate Revaluation Capital Account balances of all partners of Holdings represented by such Holdings Common Unitholder’s Revaluation Capital Account and APAM will succeed to that amount of such Holdings Common Unitholder’s Revaluation Capital Account equal to the product of (a) the Pro-Rata Capital Account and (b) the number of Common Units exchanged.
(d)    Cancellation of Stock. Immediately before the close of business on the Date of Exchange of any LP Unit pursuant to Section 2.1(a) or (b), APAM shall automatically cancel an equal number of outstanding shares of Class B Common Stock or Class C Common Stock, as applicable, surrendered by the exchanging LP Unitholder. Any such cancelled shares of Class B Common Stock or Class C Common Stock shall be deemed no longer outstanding and all rights with respect to such shares shall automatically cease and terminate. By becoming a party to this Agreement, each LP Unitholder shall be deemed to have consented to the cancellation of such LP Unitholder’s shares of Class B Common Stock or Class C Common Stock, as applicable, in accordance with this Section 2.1(d) and the Certificate of Incorporation.

(e)    Exchanges of Unvested Class B Common Units. Shares of Class A Common Stock delivered upon the Exchange of unvested Class B Common Units shall be subject to the same vesting requirements applicable to the unvested Class B Common Units so exchanged.
(f)    Expenses. APAM and each exchanging LP Unitholder each shall bear its own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that APAM shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Stock are to be delivered in a name other than that of the LP Unitholder that requested the Exchange (in such case in accordance with the transfer restrictions set forth in the Registration Rights Agreement), then such LP Unitholder and/or the Person in whose name such shares are to be delivered shall pay to APAM the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange (to the extent the amount of any such taxes are in excess of what would be required to be paid by APAM in connection with, or arising by reason of such Exchange, if the shares of Stock were to be delivered in the name of the LP Unitholder that requested the Exchange) or shall establish to the reasonable satisfaction of APAM that such tax has been paid or is not payable. For the avoidance of doubt, each exchanging LP Unitholder shall bear any and all income or gains taxes imposed on gain realized by such exchanging LP Unitholder as a result of any such Exchange.
(g)    Limited Power to Impose Additional Restrictions. Notwithstanding anything herein to the contrary, if the Board, after consultation with its outside legal counsel and tax advisor, shall reasonably determine in good faith that interests in Holdings do not meet the requirements of Treasury Regulation Section 1.7704-1(h), APAM may impose such restrictions on any Exchange (including, for the avoidance of doubt, restrictions in addition to those contained in this Agreement) as APAM may reasonably determine to be necessary or advisable so that Holdings is not treated as a “publicly traded partnership” under Section 7704 of the Code (but, in the absence of a change of law, APAM may not impose restrictions in the circumstances described in clauses (ii), (iv) or (v) of the definition of “Permitted Exchange Event” as defined herein).
(h)    Exchanges Subject to Other Agreements or Prohibitions. For the avoidance of doubt, and notwithstanding anything to the contrary herein, an Exchange shall not be permitted pursuant to this Agreement to the extent the Board, after consultation with its outside legal counsel, reasonably determines in good faith that such Exchange (i) would be prohibited by law or regulation or (ii) would not be permitted under any other agreement with APAM or its Subsidiaries to which such LP Unitholder is then subject (including, without limitation, the Partnership Agreement). For the avoidance of doubt, no Exchange shall be deemed to be prohibited by any law or regulation pertaining to the registration of securities if such securities have been so registered or if any exemption from such registration requirements is reasonably available.
(i)    Continued Applicability of Corporation’s Policies and Securities Laws. In the event of an Exchange pursuant to this Agreement, (i) each LP Unitholder who is subject to APAM’s insider trading policy and any other similar policies will remain subject to such insider trading and other policies, and (ii) each LP Unitholder will be subject to applicable securities laws and rules. For the avoidance of doubt, this Section 2.1(i) is not itself intended to place any restriction on the ability of any LP Unitholder to Exchange LP Units pursuant to this Agreement.

SECTION 2.2    Stock to be Issued.
(a)    Subject to the rights of certain holders to registration under the Registration Rights Agreement, APAM shall not have any obligation to deliver shares of Stock that have been registered under the Securities Act in connection with any Exchange. In connection with any such Exchange, APAM reserves the right to provide registered shares of Stock, unregistered shares of Stock or any combination thereof, as it may determine in its sole discretion and subject to registration rights under the Registration Rights Agreement. Shares of Stock received by an LP Unitholder pursuant hereto shall not be transferred except in compliance with the Registration Rights Agreement. In connection with any Exchange, APAM reserves the right (i) to deliver certificated or uncertificated shares of Stock and (ii) to cause the certificates evidencing such shares to be imprinted with legends or to cause the Company’s share registry to include analogous notations, as to restrictions on transfer that it may deem necessary or appropriate, including legends or notations as to applicable federal or state securities laws or other legal or contractual restrictions. Shares of stock received pursuant to an Exchange Registration shall not include any legends or analogous notations in the Company’s share registry indicating that such shares are “restricted securities” as defined in Rule 144 of the Securities Act.
(b)    APAM shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock and Convertible Preferred Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Common Stock and Convertible Preferred Stock as shall be deliverable upon any such Exchange; provided that nothing contained herein shall be construed to preclude APAM from satisfying its obligations in respect of any such Exchange by delivery of purchased shares of Class A Common Stock or Convertible Preferred Stock (which may or may not be held in the treasury of APAM or any Subsidiary thereof).
(c)    Prior to the date of this Agreement, APAM has taken all such steps as may be required to cause to qualify for exemption under Rule 16b-3(d) or (e), as applicable, under the Exchange Act, and be exempt for purposes of Section 16(b) under the Exchange Act, any acquisitions or dispositions of equity securities of APAM (including derivative securities with respect thereto) and any securities that may be deemed to be equity securities or derivative securities of APAM for such purposes that result from the transactions contemplated by this Agreement, by each director or officer of APAM who may reasonably be expected to be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to APAM upon the registration of any class of equity security of APAM pursuant to Section 12 of the Exchange Act (with the authorizing resolutions specifying the name of each such officer or director whose acquisition or disposition of securities is to be exempted and the number of securities that may be acquired and disposed of by each such person pursuant to this Agreement as of the date of this Agreement).
ARTICLE III
SECTION 3.1    Representations and Warranties of APAM. APAM represents and warrants to each of the several LP Unitholders party hereto that (i) it is a corporation duly incorporated and is validly existing in active status under the laws of the State of Delaware, (ii) it has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and to issue the Stock in accordance with the terms hereof, (iii) the execution and delivery of this Agreement by APAM and the consummation by it of the transactions contemplated hereby (including without limitation, the issuance of the Stock) have been duly authorized by all necessary corporate action on the part of APAM, (iv) this Agreement constitutes a legal, valid and binding obligation of APAM enforceable against APAM in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and (v) the execution, delivery and performance of this Agreement by APAM and the consummation by APAM of the transactions contemplated hereby will not (A) result in a violation of the Certificate of Incorporation of APAM or the Amended and Restated Bylaws of APAM or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which APAM is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree applicable to APAM or by which any property or asset of APAM is bound or affected, except with respect to clauses (B) or (C) for any conflicts, defaults, accelerations, terminations, cancellations or violations, that would not reasonably be expected to have a material adverse effect on APAM or its business, financial condition or results of operations.
SECTION 3.2    Representations and Warranties of the LP Unitholders. Each LP Unitholder, severally and not jointly, represents and warrants to APAM that (i) if it is not a natural person, it is duly incorporated or formed and, to the extent such concept exists in its jurisdiction of organization, is in good standing under the laws of such jurisdiction, (ii) it has all requisite legal capacity and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby, (iii) if it is not a natural person, the execution and delivery of this Agreement by it and consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other entity action on the part of such LP Unitholder, (iv) this Agreement constitutes a legal, valid and binding obligation of such LP Unitholder enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and (v) the execution, delivery and performance of this Agreement by such LP Unitholder and the consummation by such LP Unitholder of the transactions contemplated hereby will not (A) if it is not a natural person, result in a violation of the certificate of incorporation and bylaws or other organizational documents of such LP Unitholder or (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such LP Unitholder is a party, or (C) result in a violation of any law, rule, regulation, order, judgment or decree applicable such LP Unitholder, except with respect to clauses (B) or (C) for any conflicts, defaults, accelerations, terminations, cancellations or violations, that would not in any material respect result in the unenforceability against such LP Unitholder of this Agreement.
ARTICLE IV
SECTION 4.1    Additional LP Unitholders. To the extent an LP Unitholder validly transfers any or all of such holder’s LP Units to another Person in a transaction in accordance with, and not in contravention of, the Partnership Agreement, then such transferee (each, a “Permitted Transferee”) shall execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B, whereupon such Permitted Transferee shall become an LP Unitholder hereunder. Any Person to whom Holdings issues LP Units in the future and who executes and delivers a joinder to this Agreement, substantially in the form of Exhibit B, shall become an LP Unitholder hereunder.
SECTION 4.2    Addresses and Notices. All notices, requests, consents and other communications hereunder  shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by certified or registered mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 4.2):
(a)    If to APAM, to:
Artisan Partners Asset Management Inc.
Attn: Chief Legal Counsel
875 E. Wisconsin Avenue, Suite 800
Milwaukee, WI 53202
Fax: (414) 390-6139
Electronic Mail: contractnotice@artisanpartners.com
With a copy to:

Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Telephone: (212) 558-4000
Fax: (212) 291-9025
Attention: Catherine M. Clarkin
Electronic Mail: clarkinc@sullcrom.com

(b)    If to Hellman & Friedman LLC or any of its affiliates:
Hellman & Friedman LLC
One Maritime Plaza
12th Floor
San Francisco, CA 94111
Telephone: (415) 788-5111
Fax: (415) 788-0176
Attention: Allen R. Thorpe
     Arrie R. Park
Electronic Mail: athorpe@hf.com
         apark@hf.com

With a copy to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, NY 10006
Telephone: (212) 225-2000
Fax: (212) 225-3999
Attention: Christopher E. Austin
Electronic Mail: caustin@cgsh.com

(c)    If to any other LP Unitholder, to the address and other contact information set forth in the records of Holdings from time to time.
SECTION 4.3    Further Assurances. The parties shall execute, deliver, acknowledge and file such further agreements and instruments and take such other actions as may be reasonably necessary to make effective this Agreement and the transactions contemplated herein.
SECTION 4.4    Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.
SECTION 4.5    Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Any provision of this Agreement that is unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 4.6    Amendment; Waivers.
(a)    No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be enforced, provided that, any waiver by APAM of any provision of this Agreement shall require approval of at least two-thirds of the directors of APAM then in office.
(b)    Any waiver granted by the Board that permits any Holdings Common Unitholder or any Holdings Preferred Unitholder to Exchange such holder’s LP Units pursuant to Section 2.1(a) prior to the first anniversary of the IPO Date in connection with a Change in Tax Law Determination pursuant to the Registration Rights Agreement shall also be granted (on substantially similar terms and conditions) to all other Holdings Common Unitholders and Holdings Preferred Unitholders who deliver a properly completed Exchange Notice within 10 days following the grant of the initial waiver. APAM shall promptly notify each LP Unitholder in writing of any waiver granted prior to the first anniversary of the IPO Date in connection with a Change in Tax Law determination pursuant to the Registration Rights Agreement.
(c)    No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by APAM and the holders of at least two thirds of the then outstanding LP Units (excluding LP Units held by APAM), provided that, if any amendment or modification to this Agreement would, if adopted, materially and adversely affect the ability of a class of LP Unitholders to Exchange their LP Units pursuant to this Agreement, the adoption of such amendment or modification shall require the written consent of holders of at least a majority of the LP Units in each materially and adversely affected class of LP Units.
(d)    No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 4.7    Consent to Jurisdiction.
(a)    Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such Court declines jurisdiction, the courts of the State of Delaware sitting in Wilmington, Delaware and of the United States District Court for the District of Delaware sitting in Wilmington, Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the fullest extent permitted by applicable law, in such United States District Court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(b)    Each party irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 4.7(a). Each party irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of any such suit, action or proceeding in any such court.
(c)    Each party irrevocably consents to service of process in the manner provided for notices in Section 4.2. Nothing in this Agreement shall affect the right of any party to serve process in any other manner permitted by law.
SECTION 4.8    Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.
SECTION 4.9    Tax Treatment. This Agreement shall be treated as part of the Partnership Agreement of Holdings as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder.
SECTION 4.10    Specific Performance. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond or furnishing other security, and in addition to all other remedies that may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may then be available.
SECTION 4.11    Independent Nature of LP Unitholders’ Rights and Obligations. The rights and obligations of each LP Unitholder hereunder are several and not joint with the rights and obligations of any other LP Unitholder hereunder. No LP Unitholder shall be responsible in any way for the performance of the obligations of any other LP Unitholder hereunder, nor shall any LP Unitholder have the right to enforce the rights or obligations of any other LP Unitholder hereunder. The obligations of each LP Unitholder hereunder are solely for the benefit of, and shall be enforceable solely by, APAM. The decision of each LP Unitholder to enter into this Agreement has been made by such LP Unitholder independently of any other LP Unitholder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any LP Unitholder pursuant hereto or thereto, shall be deemed to constitute the LP Unitholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the LP Unitholders are in any way acting in concert or as a group with respect to such rights or obligations or the transactions contemplated hereby, and APAM acknowledges that the LP Unitholders are not acting in concert or as a group and will not assert any such claim with respect to such rights or obligations or the transactions contemplated hereby.
SECTION 4.12    Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the State of Delaware.
SECTION 4.13    Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or by e-mail delivery of a “.pdf” data file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, by e-mail delivery of a “.pdf” data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 4.13.
[Next page is signature page.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.
ARTISAN PARTNERS ASSET
MANAGEMENT INC.

By: /s/ Janet D. Olsen
    Name: Janet D. Olsen
    Title: Executive Vice President, Chief
Legal Officer and Secretary
LP UNITHOLDERS:

Each LP Unitholder set forth on Annex A hereto

By: /s/ Janet D. Olsen
    Name: Janet D. Olsen
    Title: Attorney-in-Fact
ARTISAN INVESTMENT CORPORATION

By:      /s/ Janet D. Olsen
    Name: Janet D. Olsen
    Title: Senior Vice President & Secretary

[Signature Page to Exchange Agreement]

H&F BREWER AIV, L.P.
By:    Hellman & Friedman Investors V, L.P.
By:    Hellman & Friedman LLC
By: /s/ Allen R. Thorpe______________
    Name: Allen Thorpe
    Title: Managing Director
HELLMAN & FRIEDMAN CAPITAL ASSOCIATES V, L.P.
By:    Hellman & Friedman LLC
By: /s/ Allen R. Thorpe
    Name: Allen Thorpe
    Title: Managing Director

[Signature Page to Exchange Agreement]

EXHIBIT A
[FORM OF]
EXCHANGE NOTICE
Artisan Partners Asset Management Inc.
875 E. Wisconsin Avenue, Suite 800
Milwaukee, Wisconsin 53202
Attention: Chief Legal Counsel
Reference is hereby made to the Exchange Agreement, dated as of March 6, 2013 and effective upon the effectiveness of the Partnership Agreement (the “Exchange Agreement”), among Artisan Partners Asset Management Inc., a Delaware corporation, and the LP Unitholders (as defined therein) from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.
The undersigned LP Unitholder hereby transfers to APAM (i) the number of Common Units (together with an equal number of shares of Class B Common Stock or Class C Common Stock, as applicable) set forth below in Exchange for shares of Class A Common Stock to be issued in its name as set forth below in accordance with the Exchange Agreement and (ii) the number of Preferred Units (together with an equal number of shares of Class C Common Stock) as set forth below in Exchange for shares of Convertible Preferred Stock and/or shares of Class A Common Stock, in each case to be issued in its name as set forth below, in accordance with the Exchange Agreement.

Legal Name of LP Unitholder:
Social Security Number / Tax Identification Number:
Mailing Address:
Number of LP Units to be Exchanged:
Class of LP Units being Exchanged:
Class of Stock to be received upon Exchange:
Broker Information
Broker’s Name:
Broker’s Phone Number:
Broker’s DTCC Participant Number:

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Exchange Notice and to perform the undersigned’s obligations hereunder; (ii) this Exchange Notice has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the undersigned has good and marketable title to its LP Units and shares of Class B Common Stock or Class C Common Stock, as applicable, that are subject to this Exchange Notice and such LP Units and shares of Class B Common

Stock or Class C Common Stock, as applicable, are being transferred to APAM free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the LP Units or shares of Class B Common Stock or Class C Common Stock, as applicable, subject to this Exchange Notice is required to be obtained by the undersigned for the transfer of such LP Units and shares of Class B Common Stock or Class C Common Stock, as applicable, to APAM.
Unless otherwise agreed with APAM or Holdings, the undersigned hereby irrevocably constitutes and appoints any officer of APAM as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, solely to do any and all things and to take any and all actions necessary to transfer to APAM the LP Units and shares of Class B Common Stock or Class C Common Stock, as applicable, subject to this Exchange Notice and to deliver to the undersigned the shares of Stock to be delivered in Exchange therefor.
IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Exchange Notice to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

By:
Name:
Title:

Dated:

EXHIBIT B
[FORM OF]
JOINDER AGREEMENT
This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of March 6, 2013 and effective upon the effectiveness of the Partnership Agreement (the “Exchange Agreement”), among Artisan Partners Asset Management Inc., a Delaware corporation (the “Corporation”), and each of the LP Unitholders from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have the meanings given to them in the Exchange Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware. In the event of any conflict between this Joinder Agreement and the Exchange Agreement, the terms of this Joinder Agreement shall control.
The undersigned hereby joins and enters into the Agreement having acquired LP Units [and having been admitted as a limited partner of Holdings pursuant to the Partnership Agreement]. By signing and returning this Joinder Agreement to APAM, the undersigned (i) accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of an LP Unitholder contained in the Exchange Agreement, with all attendant rights, duties and obligations of an LP Unitholder thereunder and (ii) makes, as of the date hereof, each of the representations and warranties of an LP Unitholder set forth in Section 3.2 of the Exchange Agreement as fully as if such representations and warranties were set forth herein. The parties to the Exchange Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Exchange Agreement by the undersigned and, upon receipt of this Joinder Agreement by APAM, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Exchange Agreement.

Name:
Address for Notices:	With copies to:

Attention:

[Next page is signature page.]

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Joinder Agreement to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

By:
Name:
Title:

Dated:

SC1:3030581.13